Prudential Europe Growth Fund, Inc.

                       Supplement dated November 3, 1997
                        to Prospectus dated July 1, 1997

The following information supplements the section entitled 'Manager' in the
Prospectus:

    In October 1997, portfolio management for the Fund was assumed by Stephen F. Auth, William E. Higgins and Jean-Yves Chereau, as co-managers.

    Stephen F. Auth is Senior Managing Director of The Prudential Investment Corporation (PIC), the Fund's Subadviser. He manages global equity portfolios for institutional clients, including The Prudential Insurance Company of America (Prudential), as well as Prudential Global Genesis Fund, Inc. and Prudential Pacific Growth Fund, Inc. Mr. Auth has co-managed the Fund's portfolio since October 1997 and has been employed by PIC as a portfolio manager since 1985. Mr. Auth heads PIC's global and international investment management organization. Mr. Auth is a Chartered Financial Analyst.

    William E. Higgins is a Vice President of PIC and, since 1991, has been a member of PIC's global equity investment team. His primary focus is on stocks in Europe. Mr. Higgins has served as co-manager of the Fund since October 1997.

    Jean-Yves Chereau is a Managing Director of PIC and, since June 1997, has been responsible for managing European stocks. Mr. Chereau has been employed by PIC since 1992, and has served as a portfolio manager since 1994. Prior to joining PIC, Mr. Chereau was employed by Goldman Sachs International in London, where he worked as a securities analyst. Mr. Chereau has served as co-manager of the Fund since October 1997.

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